Exhibit 10

This share exchange is made for the securities of a Japanese company. This share exchange is subject to disclosure requirements of Japan that are different from those of the United States. Financial information included in this notice has been prepared in accordance with generally accepted Japanese accounting standards and may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws, since the issuer is located in a foreign country, and some or all of its officers are residents of a foreign country. You may not be able to sue a foreign company or its officers in a foreign court for violations of the U.S. securities laws. It may be difficult to compel a foreign company and its affiliates to subject themselves to a U.S. court’s judgment.

You should be aware that the issuer may purchase securities otherwise than pursuant to the share exchange agreement, such as in open market or privately negotiated purchases.

This document has been translated from the Japanese-language original for reference purposes only. While this English translation is believed to be generally accurate, it is subject to, and qualified by, in its entirety, the Japanese-language original. Such Japanese-language original shall be the controlling document for all purposes.

April 8, 2016

Notice Regarding Management Structures of the New Integrated Company “FamilyMart UNY Holdings Co., Ltd.”,

New CVS Company “FamilyMart Co., Ltd.”, and GMS Business Company “UNY Co., Ltd.”

  We announce that the respective boards of FamilyMart Co., Ltd. (“FamilyMart”) and UNY Group Holdings Co., Ltd. (“UNY Group Holdings”) have today approved the directors and corporate auditors of the new integrated company “FamilyMart UNY Holdings Co., Ltd.” (“Integrated Company”), which will be established on September 1, 2016, as follows.

  These management structures are subject to (a) the consummations of (i) an absorption-type merger whereby FamilyMart is to be the surviving company and UNY Group Holdings is to be the absorbed company (“Absorption-Type Merger”) and (ii) an absorption-type demerger whereby FamilyMart post the Absorption-Type Merger (i.e. the Integrated Company) is to be the demerged company and Circle K Sunkus Co., Ltd. (“CKS”) is to be the succeeding company (“Absorption-Type Demerger”), and (b) the approvals of the respective director and corporate auditor election proposals of the Integrated Company at the annual general shareholders’ meeting of FamilyMart scheduled on May 26, 2016.

  Furthermore, we announce the new management structures of the new CVS company “FamilyMart Co., Ltd.” and the GMS Business company “UNY Co., Ltd.”

  The election of the representative director, the elections of the executive directors and officers and the commission of operations to directors will be officially determined respectively at the first board of directors meetings after the consummations of the Absorption-Type Merger and the Absorption-Type Demerger at the Integrated Company and the new CVS Company and at the board of directors meeting of the GMS Business company scheduled on May 17, 2016.

1.	Directors and Corporate Auditors of the Integrated Company “FamilyMart UNY Holdings Co., Ltd.” establishment date (September 1, 2016 (Scheduled))

(1) Directors and Corporate Auditors from FamilyMart or ITOCHU Corporation (“ITOCHU”), or designated by FamilyMart

	New Title	Name	Current Title
1	Representative Director and President	Junji Ueda	Representative Director, Chairman and Chief Executive Officer of FamilyMart

2	Representative Director and Executive Vice President	Isamu Nakayama	Representative Director and President of FamilyMart

3	Director	Toshio Kato	Director and Senior Managing Executive Officer, General Manager of Store Operation Division, General Manager of Information Systems Division, and Supervisor of Customer Service Office and Franchisee Relations Office of FamilyMart

4	Director	Kunihiro Nakade	Advisor of ITOCHU

5	Director	Akihiro Watanabe	Representative Director and CEO of GCA Savvian Corporation

6	Corporate Auditor	Yasuhiro Baba	General Manager of Risk Management Division and Supervisor for Compliance in Risk Management Division of ITOCHU

7	Corporate Auditor	Mika Takaoka	Professor of the College of Business, Rikkyo University, Outside Auditor of FamilyMart

8	Corporate Auditor	Shuji Iwamura	Lawyer, Advisor to NAGASHIMA, OHNO & TSUNEMATSU, Outside Auditor of FamilyMart

(2) Directors and Corporate Auditors from UNY Group Holdings
	New Title	Name	Current Title
1	Representative Director and Executive Vice President	Norio Sako	Representative Director and President of UNY Group Holdings, Representative Director and President of UNY Co., Ltd.

2	Director	Jiro Koshida	Director, Senior Executive Officer, in charge of Secretary, Public & Investor Relations and Finance & Accounting of UNY Group Holdings

3	Director	Jun Takahashi	Director, Executive Officer, Group Strategic Headquarters Director and Planning & Policy Department Director of UNY Group Holdings

4	Director	Takashi Saeki	Chairman and Representative Director of TOHO GAS Co., Ltd., External Director of UNY Group Holdings

5	Corporate Auditor	Akira Ito	Fulltime Corporate Auditor of UNY Group Holdings and Corporate Auditor of UNY Co., Ltd.

6	Corporate Auditor	Naotaka Nanya	Lawyer, Outside Auditor of UNY Group Holdings and Corporate Auditor of CKS

2.	Directors and Corporate Auditors of the new CVS Company “FamilyMart Co., Ltd.” as of establishment date (September 1, 2016 (Scheduled))

  These elections are subject to the consummations of the Absorption-Type Merger and the Absorption-Type Demerger and the approvals of the respective director and corporate auditor election proposals at the annual general shareholders’ meeting of CKS (CKS is scheduled to change its company name to FamilyMart Co., Ltd. on September 1, 2016) scheduled on May 24, 2016.

(1) Directors and Corporate Auditor from FamilyMart

	New Title	Name	Current Title
1	Representative Director and Chairman	Isamu Nakayama	Representative Director and President of FamilyMart

2	Representative Director and President	Takashi Sawada	Representative Director and Chairman of Revamp Corporation Advisor of FamilyMart

3	Director	Toshio Kato	Director and Senior Managing Executive Officer, General Manager of Store Operation Division, General Manager of Information Systems Division, and Supervisor of Customer Service Office and Franchisee Relations Office of FamilyMart

4	Director	Toshinori Honda	Director and Senior Managing Executive Officer, General Manager of Marchandising Division, General Manager of Logistics & Quality Control Division, General Manager of Oversea Area Franchising Marchandising Department, Chairman of Ready-to-eat Products Structural Reform Committee of FamilyMart and Representative Director and President of Clear Water Tsunan Co., Ltd.

5	Director	Masaaki Kosaka	Director and Managing Executive Officer, General Manager of International Business Division of FamilyMart, and President and Chief Executive Officer of FamilyMart China Holdings Co., Ltd.

6	Director	Akinori Wada	Director and Managing Executive Officer, General Manager of Store Development Division of FamilyMart

7	Director	Yukihiko Komatsuzaki	Director and Managing Executive Officer, General Manager of Corporate Planning Division, General Manager of Project Promotion Department and Chairman of Cost Structure Reform Committee of FamilyMart

8	Director	Hiroaki Tamamaki	Director and Managing Executive Officer, General Manager of New Business Development Division of FamilyMart

9	Director	Kunihiro Nakade	Advisor of ITOCHU

10	Director	Kazushige Ueno	Managing Executive Officer and Assistant Manager of Sales Division and Store Development of FamilyMart

11	Corporate Auditor	Shintaro Tateoka	Standing Corporate Auditor of FamilyMart

(2) Directors and Corporate Auditor from CKS
	New Title	Name	Current Title
1	Director	Shuichi Takeuchi	Representative Director and President of CKS

2	Director	Naoyoshi Tsukamoto	Executive Director, Integration Promotion Manager, Supervisor of Information Services Division, Supervisor of Advisory Center for Customers and Owners, Supervisor of Public Relations Office of CKS

3	Director	Hiroaki Hayashi	Director, General Manager of Administration Department of CKS

4	Director	Hironobu Nakao	Director, General Manager of Development Department of CKS

5	Corporate Auditor	Katsuji Sato	Corporate Auditor of CKS

(3) Director and Corporate Auditor from ITOCHU
	New Title	Name	Current Title
1	Director	Haruo Takagaki	General Manager of Food Products Marketing & Distribution Division of ITOCHU

2	Corporate Auditor	Yasuhiro Baba	General Manager of Risk Management Division of ITOCHU

3.	Directors and Corporate Auditors of the GMS Business Company “UNY Co., Ltd.” as of September 1, 2016

  These elections are subject to the approvals of the respective director and corporate auditor election proposals at the annual general shareholders’ meeting of UNY Co., Ltd. (“UNY”) scheduled on May 17, 2016.

(1) Directors and Corporate Auditors from UNY Group Holdings and UNY

	New Title	Name	Current Title
1	Representative Director and President	Norio Sako	Representative Director and President of UNY Group Holdings, Representative Director and President of UNY

2	Director	Jiro Koshida	Director, Senior Executive Officer, in charge of Secretary, Public & Investor Relations and Finance & Accounting of UNY Group Holdings

3	Director	Jun Takahashi	Director, Executive Officer, Group Strategic Headquarters Director and Planning & Policy Department Director of UNY Group Holdings

4	Director	Minoru Umemoto	Director, Executive Officer, General Manager of APiTA Operation Department of UNY

5	Director	Takeshi Murase	Director, Executive Officer, General Manager of PIAGO Operation Department of UNY

6	Director	Masahiko Ui	Director, Executive Officer, General Manager of Product Department of UNY

7	Director	Keita Hikosaka	Executive Officer, General Manager of Apparel/Daily Goods Department, Head of Apparel Division, Head of APiTA Apparel Division of UNY

8	Director	Tamotsu Kokado	Advisor of The Bank of Tokyo-Mitsubishi UFJ, Ltd., External Director of UNY Group Holdings

9	Corporate Auditor	Takumi Mizutani	Fulltime Corporate Auditor of UNY Group Holdings and Corporate Auditor of UNY

10	Corporate Auditor	Akira Ito	Director, Executive Officer, Group Affairs Headquarters Director of UNY Group Holdings

11	Corporate Auditor	Kazunori Tajima	Accountant, Tax Accountant, External Corporate Auditor of UNY Group Holdings and Outside Auditor of UNY

(2) Director from FamilyMart
	New Title	Name	Current Title
1	Director	Katsuo Ito	Senior Executive Officer and Assistant Manager of Overseas Business Department of FamilyMart
(3) Directors and Corporate Auditor from ITOCHU
	New Title	Name	Current Title
1	Director	Koji Takayanagi	President of Food Company, Representative Director, Vice President, Executive Officer of ITOCHU

2	Director	Mikio Nishiwaki	CFO of Textile Company of ITOCHU

3	Corporate Auditor	Yasuhiro Baba	General Manager of Risk Management Division of ITOCHU

End

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